SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                 April 20, 2004
                Date of Report (Date of earliest event reported)


                            Valmont Industries, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                            1-31429                       47-0351813
(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)



One Valmont Plaza
Omaha, Nebraska                                                   68154
(Address of principal executive offices)                        (Zip Code)


                                 (402) 963-1000
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

     On April 20, 2004, Valmont Industries, Inc. issued a press release announcing that it intends to offer, subject to market and other conditions, $150 million of senior subordinated notes due 2014 in a private offering. The press release is attached as Exhibit 99.1 and incorporated by reference.


Item 7(c).  Exhibits.

     99.1 Press Release dated April 20, 2004.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Valmont Industries, Inc.

Date:  April 20, 2004
                                              By:    /s/ Terry J. McClain
                                                     -------------------------
                                              Name:  Terry J. McClain
                                              Title: Senior Vice President and
                                                       Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit               Description                                     Page No.

99.1       Press release dated April 20, 2004...........................